THE VICTORY PORTFOLIOS
                        SPECIAL GROWTH FUND (THE "FUND")
                         SUPPLEMENT DATED MARCH 20, 1996
                      TO THE PROSPECTUS DATED MARCH 1, 1996



Effective March 20, 1996, the information contained in the last two paragraphs under the heading "Investment Adviser and Sub-Adviser" on page 20 of the Prospectus for the Fund, is replaced in its entirety with the following:

The Investment Advisory Committee of the Sub-Adviser,  which consists of Richard
T. Whitney, Donald J. Peters and K.D. Farrow, is responsible for the investment management of the Fund. The Committee Chairman has day to day responsibility for managing the Fund and works with the Committee in developing and executing the Fund's investment program.

The person primarily responsible for the investment management of the Fund is the Committee Chairman. His previous experience is as follows:

PORTFOLIO MANAGER          MANAGING
MANAGER                    FUND SINCE        PREVIOUS EXPERIENCE
-------                    ----------        -------------------

Richard T. Whitney         March, 1996       Portfolio  Manager,  T. Rowe  Price
                                             Associates, Inc. since 1985.

Investors wishing to obtain more information should call the Fund's Transfer Agent, Primary Funds Service Corporation, without charge at (800) 539-3863.